UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 9, 2011

Strategic Hotels & Resorts, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Madison Street, Suite 1700, Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 658-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Strategic Hotels & Resorts, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on June 10, 2011, in order to file the pro forma financial information required by Item 9.01 of Form 8-K in connection with the Company’s recapitalization of the hotel commonly known as the Fairmont Scottsdale Princess, which recapitalization closed on June 9, 2011.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro forma financial information.

Filed as Exhibit 99.1 hereto is the pro forma financial information

(d)	Exhibits.

Exhibit Number	Description

99.1	Pro forma financial information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 14, 2011

STRATEGIC HOTELS & RESORTS, INC.

By:	/s/ Stephen M. Briggs
	Name:	Stephen M. Briggs
	Title:	Senior Vice President and Chief Accounting Officer